Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K/A




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): November 15, 2001




                        Commission File Number:   0-30018



                             MERIDIAN HOLDINGS, INC.
             (Exact name of registrants specified in its charter)




               COLORADO                                 52-2133742

     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)                Identification No.)


                         900 Wilshire Avenue, Suite 500
                          Los Angeles, California 90017
                       (213) 627-8878 Fax: (213) 627-9183



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)





















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ITEM  1.  Changes  in  Control  of  Registrant                  Not  Applicable

ITEM  2.  Acquisition  or  Disposition  of  Assets              Not  Applicable

ITEM  3.  Bankruptcy  or  Receivership                          Not  Applicable

ITEM  4.  Changes  in  Registrant's  Certifying  Accountant

Pursuant to Item 304 of Regulation S-K, the Company makes the following representation:

(i) On November 15, 2001 the board of directors of the registrant voted to re-appoint Mr. Andrew Smith CPA, as the Company's independent accountant for the fiscal year ended December 31, 2001. Subsequent to this development, the accounting firm of Haskell and White LLP, was dismissed as a Certifying Accountant for the Registrant for the fiscal year ended December 31, 2001.

(ii) None of the prior certifying accountant's reports on the Company's financial statements for the past two years contained an adverse opinion, a qualification of an opinion, or was modified as to the uncertainty, audit scope or accounting principles.

(iii) The re-appointment of Mr. Andrew Smith CPA was recommended by the board of directors, and is subject to a vote by the Company's shareholders during the next shareholders meeting to be held on March 8, 2002.

(iv) During the Company's most recent fiscal year and subsequent interim period up to the date of the change in certifying accountant, there were no disagreements with the accounting firm of Haskell & White LLP, on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if any, not resolved to the satisfaction of the accounting firm of Haskell & White LLP, would have caused the accounting firm of Haskell & White LLP to make a reference to the subject matter of the disagreement(s) in connection with his report.

(v) Effective November 15, 2001, the Company has re-appointed Mr. Andrew M. Smith, Certified Public Accountant and Consultant, 3711 Long Beach Blvd, Suite 809, Long Beach, California 90807, as certifying accountant for the company and its' predecessor

(vi) The Company did not consult with Andrew M. Smith, CPA, with regard to any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company's financial statements prior to his engagement.

(vii) The Company has requested that the accounting firm of Haskell & White LLP review the disclosure in this report and that it has been given the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

ITEM  5.  Other  Materially  Important  Events

The board of directors has tentatively selected March 8, 2002 as the date of the next annual shareholder meeting of the registrant.


ITEM  6.  Resignation  of  Registrant's  Directors        Not  applicable

ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)    FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED.
            (None)

     (b)    EXHIBITS.


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EXHIBIT ITEM.     DESCRIPTION
------------     -------------

Exhibit  99.1  -   Acknowledgement letter to  Commissioner from the Accounting firm of Haskell  and White, LLP.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Meridian  Holdings,  Inc.
                                  (Registrant)

Date:  November 15, 2001              By:/s/  Anthony  C.  Dike
                                      -------------------------
                                          Anthony  C.  Dike
                                 (Chairman, Chief Executive Officer)
















































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EXHIBIT  99.1


                                    EXHIBIT A

Acknowledgement letter to Commissioner from the Accounting firm of Haskell and White, LLP.


Haskell & White LLP, Certified Public Accountants,
16485 Laguna Canyon  Road,
3rd Floor, Irvine, 92618

November  26  2001

Securities  and  Exchange  Commission
450  5th  Street,  N.W.
Washington,  D.C.  20549



Gentlemen:


We have been furnished with a copy of the response to Item 4 of Form 8-K dated November 15, 2001 for the event that occurred on November 15, 2001 as filed by our former client, Meridian Holdings, Inc. We agree with the statements contained in paragraphs (i), (ii), (iv) and (vii) made in response to that Item insofar as they relate to our firm.


Very  truly  yours,

/s/  HASKELL & WHITE LLP
-------------------------------
HASKELL & WHITE LLP.